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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 17, 2005


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of May 1, 2005, providing for the issuance of Asset-Backed Pass-Through Certificates, Series 2005-R4)


                       Ameriquest Mortgage Securities Inc.
             (Exact name of registrant as specified in its charter)



DELAWARE                               333- 121781-04                 33-0885129
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(State or Other Jurisdiction            (Commission             (I.R.S. Employer
of Incorporation)                       File Number)      Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                    92868
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(Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On May 25, 2005, a single series of certificates, entitled Ameriquest Mortagage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R4 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of May 1, 2005 (the "Agreement"), among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

         Upon the closing of the issuance of the Certificates, (i) Ameriquest Mortgage Securities, Inc. purchased from Ameriquest Mortgage Company certain Initial Mortgage Loans with an aggregate principal balance equal to $1,599,999,214.74 and transferred such mortgage loans to the Trustee, and (ii) the Trustee deposited funds in the Pre-Funding Accounts, which were established pursuant to the Agreement, in an amount equal to $400,000,785.

         On June 17, 2005, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $399,999,544.89 with funds on deposit in the pre-funding accounts (the "Pre-Funding Accounts") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated June 17, 2005, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

         Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Description of the Certificates and the Mortgage Pool

         The Certificates designated as the Series 2005-R4 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $1,599,999,214.74 and (ii) the Pre-Funding Accounts, which contained $399,999,544.89.

         The tables attached as an exhibit hereto describe certain characteristics of the Initial Mortgage Pool as of May 1, 2005 and the Subsequent Mortgage Loans as of June 1, 2005.


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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         1. Not applicable

         2. Not applicable

         3. Exhibits



EXHIBIT NO.    ITEM 601(A) OF                  DESCRIPTION
               REGULATION S K
                 EXHIBIT NO

     1               99            Subsequent Transfer Instrument, dated as of
                                   June 17, 2005, between Ameriquest Mortgage
                                   Securities Inc., as seller and Deutsche Bank
                                   National Trust Company, as trustee.

     2               99            Characteristics of the Initial Mortgage Pool
                                   as of May 1, 2005 and the Subsequent Mortgage
                                   Loans as of June 1, 2005, relating to
                                   Ameriquest Mortgage Securities Inc.,
                                   Asset-Backed Pass-Through Certificates,
                                   Series 2005-R4.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 1, 2005


                                   AMERIQUEST MORTGAGE SECURITIES INC.


                                   By: /s/ John P. Grazer
                                   ----------------------
                                   Name:   John P. Grazer
                                   Title:  CFO


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                                Index to Exhibits


EXHIBIT NO.  ITEM 601(A) OF                 DESCRIPTION            SEQUENTIALLY
             REGULATION S K                                        NUMBERED PAGE
              EXHIBIT NO.

     1             99             Subsequent Transfer Instrument

     2             99             Characteristics of the Initial
                                  Mortgage Pool as of May
                                  1, 2005 and the Subsequent
                                  Mortgage Loans as of June 1,
                                  2005, relating to Ameriquest
                                  Mortgage Securities Inc.,
                                  Asset-Backed Pass-Through
                                  Certificates, Series 2005-R4